Exhibit 1.1

[•] Shares of Common Stock

SYNNEX CORPORATION

UNDERWRITING AGREEMENT

November [•], 2005

BEAR, STEARNS & CO. INC.

CITIGROUP GLOBAL MARKETS INC.

RAYMOND JAMES & ASSOCIATES, INC.

BANC OF AMERICA SECURITIES LLC

    as Representatives of the several Underwriters

    named in Schedule II attached hereto

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies/Gentlemen:

The stockholders named in Schedule I hereto (the “Selling Stockholders”) of SYNNEX Corporation, a corporation organized and existing under the laws of Delaware (the “Company”), subject to the terms and conditions stated herein, propose severally to sell to the several underwriters named in Schedule II hereto (the “Underwriters”) an aggregate of [•] shares (the “Firm Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters and subject to the terms and conditions stated herein, a Selling Stockholder also propose to sell to the Underwriters up to [•] additional shares of Common Stock (the “Additional Shares”). Each Selling Stockholder that proposes to sell such Additional Shares to the Underwriters is referred to herein as an “Additional Selling Stockholder”. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares”. The Shares are more fully described in the Registration Statement referred to below. Bear, Stearns & Co. Inc. (“Bear Stearns”) is acting as lead manager in connection with the offering and sale of the Shares contemplated herein (the “Offering”).

1. Representations and Warranties.

(a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-128947), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act by registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act (as defined below) on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

(ii) At the time of the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act (“Rule 434”), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) was or is filed and at the Closing Date and the Additional Closing Date, if any, (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (x) in the case of the Registration Statement, not misleading and (y) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (ii), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you specifically for use therein. The parties acknowledge and agree that such information provided on or on behalf of any Underwriter consists solely of the material included in paragraphs 4, 11 and 12 under the caption “Underwriting” in the Prospectus. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be “materially different,” as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective.

(iii) PricewaterhouseCoopers LLP, who have certified the financial statements and supporting schedules and information included or incorporated by reference in the Registration Statement are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

(iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock or other shares and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties, affairs or prospects of the Company and the subsidiaries of the Company listed on Exhibit A hereto (the “Subsidiaries”), taken as a whole; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented, or incorporated by reference, in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

(v) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company.

(vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement, instrument, franchise, license or permit to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties, operations or assets may be bound or (ii) violate, conflict with or result in a breach of any provision of the certificate or articles of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any of the Subsidiaries or any judgment, decree, order, statute, law, rule or regulation of any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets.

(vii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets, or any third party, is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (“NASD”) in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

(viii) As of the date specified therein, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption “Capitalization”. Subsequent to such date, the Company has not issued any securities other than common stock issued upon exercise of options previously granted and options to persons other than officers, directors or affiliates of the Company in the ordinary course, in each case pursuant to the stock option plans described in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and such stock and other securities of the Company were issued in compliance in all material respects with all applicable state, federal and foreign securities laws and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire from the Company or any Subsidiary upon the issuance or sale thereof any shares of capital stock, any other equity security of the Company or any Subsidiary and any security convertible into, or exercisable or exchangeable for, any shares of capital stock or other such equity security (any “Relevant Security”), except for such rights as may have been satisfied or waived prior to the effectiveness of the Registration Statement. The Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined) have been duly and validly authorized and, when delivered and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Shares in the Offering. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Prospectus as of the date specified therein, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security other than common stock issued upon the exercise of options previously granted and the grant of options to persons other than officers, directors or affiliates of the Company, in each case in the ordinary course pursuant to the stock option plan described in the Prospectus.

(ix) The Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company owns no ownership or other beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interest in each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).

(x) Each of the Company and the Subsidiaries has been duly incorporated or organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the

Company and the Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties, affairs or prospects of the Company and the Subsidiaries, individually or taken as a whole; (ii) the long-term debt or capital stock of the Company or any Subsidiary; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus (any such effect being a “Material Adverse Effect”).

(xi) Each of the Company and the Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all judicial, public, regulatory and other legal or governmental agencies and bodies and third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as described in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect, and neither the Company nor any of the Subsidiaries has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(xii) Except as described in the Registration Statement and Prospectus, there is no legal, governmental, arbital or regulatory proceeding or other litigation or arbitration, domestic or foreign (including but not limited to routine litigation) to which the Company or any of the Subsidiaries is a party or of which any property, operations or assets of the Company or any of the Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect; to the best of the Company’s knowledge, no such proceeding, arbitration or litigation is threatened by any legal, governmental or regulatory authority or other third party, foreign or domestic; and the defense of all such proceedings, arbitration and litigation against or involving the Company or any of the Subsidiaries could not reasonably be expected to have a Material Adverse Effect.

(xiii) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement or the Prospectus or, to the

Company’s knowledge, any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(xiv) The financial statements and pro forma data, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(xv) There are no financial statements of any Subsidiary or pro forma or as adjusted financial statements which are required to be included or incorporated by reference in the Registration Statement and the Prospectus in accordance with Regulation S-X or otherwise which have not been included as so required. The pro forma information included or incorporated by reference in the Registration Statement and the Prospectus has been properly compiled, and prepared in accordance with the applicable requirements of the Securities Act, the Exchange Act and the Rules and Regulations and includes all adjustments and reconciliations necessary to present fairly in all material respects the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified.

(xvi) The assumptions used in preparing the pro forma information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma and as adjusted adjustments give appropriate effect to those assumptions, and the pro forma and as adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(xvii) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agrees with the sources from which they are derived.

(xviii) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration

Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed.

(xix) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and the outstanding shares of Common Stock (including the Shares) are approved for listing on The New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(xx) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement or the Prospectus, there are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Except as disclosed in the Registration Statement or the Prospectus, the Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(xxi) The Company has in effect insurance covering the Company, its directors, officers and the Underwriters for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act and the Rules and Regulations and applicable state, federal and foreign securities laws.

(xxii) Except as disclosed in the Registration Statement and the Prospectus, no holder of securities of the Company has any registration or similar rights to require registration of any debt or equity security of the Company as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(xxiii) The conditions for use of Form S-3 to register the Offering under the Securities Act, as set forth under the General Instructions to such Form, have been satisfied.

(xxiv) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the

Exchange Act and the Rules and Regulations, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxv) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, nor will any of them take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(xxvi) Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which would be “integrated” for the purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except (i) as reported on Form 4 filed on behalf of Matthew Miau, as the reporting person, pursuant to Section 16(a) of the Exchange Act, with respect to an aggregate of 177,790 shares of Common Stock sold by Constant Holdings Limited (“Constant”), or (ii) as disclosed in the Registration Statement and the Prospectus, neither Company nor any of its affiliates has sold or issued any Relevant Security during the six month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act.

(xxvii) No relationship, direct or indirect, exists between or among the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described or is not described as required.

(xxviii) The Company and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxix) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to the application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(xxx) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or the absence of which would not reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as could not reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of the Subsidiaries, which could not reasonably be likely to have a Material Adverse Effect.

(xxxi) Except as disclosed in the Prospectus or the Registration Statement, the Company and its Subsidiaries own or possess adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer list, and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property necessary to conduct the business now operated by them, employed by them or as proposed in the Prospectus, and have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others, that, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

(xxxii) All Tax returns required to be filed by the Company and the Subsidiaries have been filed and all such Tax returns are true, complete, and correct in all material respects. All Taxes that are due or claimed to be due from the Company and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses (i) and (ii), adequate reserves have been established on the books and records of the Company and the Subsidiaries in accordance with generally accepted accounting principles. No material deficiency or adjustment for any Taxes has been threatened, proposed, asserted, or assessed against the Company or any of the Subsidiaries. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of any Tax liability for any Taxable period not finally determined are adequate to meet any assessments of Tax for any such period. Since November 30, 2004, the Company and the Subsidiaries have not incurred any liability for Taxes other than in the ordinary course of its business. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

(xxxiii) Neither the Company, any of the Subsidiaries nor, to the Company’s knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(xxxiv) Neither the Company nor any of its Subsidiaries (i) is in violation of its charter or bylaws, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) under, or which could result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except in the case of clauses (ii) and (iii) for any violation or default that could not reasonably be expected to have a Material Adverse Effect.

(xxxv) No labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers’, customers or contractors, which, in any case, could reasonably be expected to have a Material Adverse Effect.

(xxxvi) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could reasonably be expected to have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law; including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan;” and each “pension plan” (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification, in all such cases could reasonably be expected to have a Material Adverse Effect.

(xxxvii) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the Company’s or any Subsidiary’s knowledge (as the case may be), any other entity for whose acts or omissions the Company or any Subsidiary is or may be liable) upon any other property now or previously owned or leased by the Company or any of the Subsidiaries, or upon any other property, which would be a violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit (collectively, “Environmental Law”), or which would give rise to any liability, that could reasonably be expected to have a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of the Subsidiaries has knowledge, except for any disposal discharge, emission or other release of any kind which would not, in the aggregate with all such discharges and other releases, could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.

(xxxviii) All of the outstanding shares of Common Stock, and outstanding securities convertible into or exercisable or exchangeable for shares of Common Stock that are held by any director, officer or Selling Stockholder are subject to lock-up agreements (collectively, “Lock-Up Agreements”) in substantially the form of Annex III hereto. A final and complete list of all the stockholders and optionholders subject to Lock-Up Agreements has been provided separately to the Underwriters.

(xxxix) The Company is, and since date of the Company’s initial public filing has been, in compliance with applicable provisions of the Sarbanes-Oxley Act that are effective and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

(xl) The Company has adopted and maintains a “code of ethics” (as defined in Item 406 of Regulation S-K) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing such functions (each a “Senior Financial Officer”) and has filed the code of ethics as an exhibit to its Form 10-K or has posted the text of such “code of ethics” on its Internet website. Since the date of its adoption, there have not been amendments or changes of the “code of ethics” or waivers of the “code of ethics” for any Senior Financial Officer.

(xli) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(xlii) Since the date of the Company’s initial public offering, the Company’s auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(xliii) Since the date of the Company’s initial public offering, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(xliv) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Critical Accounting Policies” in the Registration Statement and the Prospectus accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”); (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions. The Company’s board of directors, senior management and audit committee have reviewed and agreed with the selection, application and disclosure of critical accounting policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in the Registration Statement and the Prospectus accurately and fully describes (x) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (y) all off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Subsidiaries taken as a whole. Except as disclosed in the Registration and the Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

(xlv) Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(b) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters as of the date hereof and the Additional Closing Date that:

(i) Such Selling Stockholder has, and on the Closing Date and the Additional Closing Date, as applicable, will have, valid and unencumbered title to the Shares to be delivered by such Selling Stockholder on such date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be delivered by such Selling Stockholder on such date hereunder; and upon the delivery of and payment for the Shares on such date hereunder the several Underwriters will acquire valid and unencumbered title to the Shares to be delivered by such Selling Stockholder on such date.

(ii) To the extent that any statements or omissions made in the Registration Statement, any Rule 462(b) Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement thereto) are made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for inclusion therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement, any Rule 462(b) Registration Statement, and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (x) in the case of the Registration Statement, not misleading and (y) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading.

(iii) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1(a) are not true and correct in all material respects, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has had or could reasonably be expected to have a Material Adverse Effect; and the sale of the Shares by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Prospectus or any supplement thereto.

(iv) Except as disclosed in the Prospectus, to the knowledge of such Selling Stockholder, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering or, to such Selling Stockholder’s knowledge, any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(v) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

(vi) Each of the (x) custody agreement signed by such Selling Stockholder and a custodian (the “Custodian”), relating to the deposit of the Shares to be sold by such Selling Stockholder (the “Custody Agreement”) and (y) power of attorney (“Power of Attorney”) appointing certain individuals named therein as the Selling Stockholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) to the extent set therein relating to the transactions contemplated hereby and by the Prospectus, of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

(vii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of his obligations under, this Agreement, the Custody Agreement and the Power of Attorney or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby, will not contravene or conflict with, result in a breach of, or constitute a default under, or require consent of any other party to any agreement or instrument to which such Selling Stockholder is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder, which has not been obtained. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Act, applicable state securities or blue sky laws and from the NASD.

(viii) Certificates for all the Shares to be sold by such Selling Stockholder pursuant to this Agreement accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

(ix) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which might reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(x) Except as disclosed in the Registration Statement and the Prospectus, such Selling Stockholder does not have any registration or similar rights to require registration of any debt or equity security of the Company as part or on account of, or otherwise in connection with, the sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by, or effectively waived by, such Selling Stockholder, and any such waivers remain in full force and effect.

Any certificate signed by or on behalf of such Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters’ shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

2. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase, at a purchase price of $[•] per share, that number of Firm Shares (rounded up or down, as determined by Bear Stearns in its discretion, in order to avoid fractions) obtained by multiplying the Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto, by a fraction the numerator of which is the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto and the denominator of which is the total number of Firm Shares, together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b) Certificates accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed for the Shares to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with the Custodian. Each Selling Stockholder agrees that the Shares represented by the certificates held in custody for the Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Shares hereunder, certificates for such Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

(c) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made by the Company and the Custodian at the office of Pillsbury Winthrop LLP, 2550 Hanover Street, Palo Alto, California 94304-1115 (“Company Counsel”), or at such other place as shall be agreed upon by Bear Stearns and the Company, at 10:00 A.M., New York time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by Bear Stearns and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

(d) Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to the order of the Custodian for the benefit of the Selling Stockholders in the case of [•] shares of Firm Shares, in each case upon delivery of certificates for the Firm Shares to Bear Stearns through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two business days before the Closing Date. The Company will permit Bear Stearns to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

(e) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, each Additional Selling Stockholder, severally but not jointly, hereby grants to the Underwriters, acting severally not jointly, the option to purchase, at the purchase price per Share to be paid for the Firm Shares, the respective numbers of Additional Shares obtained by multiplying the number of Additional Shares specified in such notice by a fraction, the numerator of which is the number of Additional Shares set forth opposite the name of such Additional Selling Stockholder in Schedule I hereto and the denominator of which is the total number of Additional Shares (subject to adjustment by Bear Stearns to eliminate fractions); provided, that, in the event the overallotment option is exercised for an amount that is less than the total amount of Additional Shares that would have been purchased if the option were fully exercised, the Additional Shares shall be allocated among the Additional Selling Stockholders as follows: (i) first from Constant, up to 300,000 Additional Shares, and (ii) the remaining Additional Shares, if any, from Silver Star Developments Limited (“Silver Star”). Such Additional Shares may only be purchased for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice by Bear Stearns to the Company or such Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by Bear Stearns, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, will purchase that proportion of the total number of Additional Shares then being purchased which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate any fractional shares as Bear Stearns, in its sole discretion shall make.

(f) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made by the Custodian at the office of Company Counsel, or at such other place as shall be agreed upon by Bear Stearns and the Company, at 10:00 A.M., New York time, on the Additional Closing Date, or such other time as shall be agreed upon by Bear Stearns and the Company.

(g) Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to the Custodian for the benefit of the Additional Selling Stockholders upon delivery of certificates for the Additional Shares to Bear Stearns through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two business days before the Additional Closing Date. The Company will permit Bear Stearns to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

3. Offering. Upon authorization of the release of the Firm Shares by Bear Stearns, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants.

(a) The Company covenants and agrees with the Underwriters and the Selling Stockholders that:

(i) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to Bear Stearns of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be “materially different” (as such term is used in Rule 434) from the Prospectus included in the Registration Statement at the time it became effective.

(ii) The Company will notify you immediately (and, if requested by Bear Stearns, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement, revision or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file, before or after the effective date of the Registration Statement, any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which Bear Stearns shall reasonably object in writing after being timely furnished in advance a copy thereof. The Company will provide Bear Stearns with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit Bear Stearns a reasonable opportunity to review and comment thereon.

(iii) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Company or in the opinion of counsel to the Underwriters, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to Section 6(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to Bear Stearns) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(iv) The Company will promptly deliver to each of you and your counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter for such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(v) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(vi) The Company will use its best efforts, in cooperation with Bear Stearns, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as Bear Stearns may designate, including, without limitation, in Canada, and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(vii) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the

Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(viii) During the period of 90 days from the date of the Prospectus, without the prior written consent of Bear Stearns, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain the undertaking of each of its officers and directors and the Selling Stockholders not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement and the Company’s issuance of shares of Common Stock upon the exercise of currently outstanding options and the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Prospectus.

(ix) During the period of five years from the effective date of the Registration Statement, other than information which is publicly available on the Electronic Data Gathering, Analysis and Retrieval System, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

(x) The Company will use its best efforts to list the Shares, subject to notice of issuance, on the NYSE and maintain such listing of the Shares.

(xi) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(xii) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(b) Each Selling Stockholder agrees to deliver to Bear Stearns on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(c) The Company and the Selling Stockholders will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the sale of the Shares and on the execution and delivery of this Agreement. All payments to be made by the Company and the Selling Stockholders hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or the Selling Stockholders are compelled by law to deduct or withhold such taxes, duties or charges. In that event, those parties shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

5. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders, as the case may be, hereunder, including the following: (i) all expenses in connection with the preparation by the Company, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers prior to or during the period specified in paragraph 4(a)(iv) above but not exceeding nine months after the effective date of the Registration Statement; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(a)(vi) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification or offering and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on the NYSE; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; and (viii) any transfer taxes incurred in connection with this Agreement or the Offering. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section, and Sections 7, 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and share transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 6 or 12(b) hereof, the Company will pay all out-of pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of each party herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, to the performance by each party of its obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement shall have become effective and all necessary foreign and domestic regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time on the date of this Agreement, if pricing pursuant to Rule 430A, or 12:00 P.M., New York time on the date an amendment to the Registration Statement containing the public offering price has been filed with the Commission, if pricing pursuant to a pricing amendment, or at such later time and date as shall have been consented to in writing by Bear Stearns; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a)(i) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) At the Closing Date you shall have received the favorable written opinion of Pillsbury Winthrop LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriters in the form attached hereto as Annex I.

(c) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to Bear Stearns and to Underwriters’ Counsel, and the Underwriters shall have received from Underwriters’ Counsel a favorable written opinion, dated as of the Closing Date, with respect to the incorporation of the Company, the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as Bear Stearns may require, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(d) At the Closing Date you shall have received the favorable written opinion of the respective general counsel of MiTAC International Corporation (“MiTAC International”), UPC Technology Corporation and Synnex Technology International on behalf of the applicable Selling Stockholder, dated the Closing Date and addressed to the Underwriters in the form attached hereto as Annex II.

(e) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1(a) hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations that have not been included or incorporated by reference as required and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change.

(f) At the Closing Date you shall have received a written certificate of each Selling Stockholder executed by the Attorney-in-Fact, dated the Closing Date, to the effect that (i) as of the date hereof and as of the Closing Date, the representations and warranties of such Selling Stockholder set forth in Section 1(b) hereof are accurate and (ii) as of the Closing Date all agreements, conditions and obligations of such Selling Stockholder to be performed or complied with hereunder on or prior thereto have been duly performed or complied with.

(g) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter from PricewaterhouseCoopers LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters’ Counsel.

(h) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties, affairs or prospects of the Company and the Subsidiaries, taken as a whole, including but not limited to the occurrence of any fire, flood, explosion or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the sole judgment of Bear Stearns, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(i) You shall have received a lock-up agreement from each person who is a director or officer of the Company (other than former employees), or Selling Stockholder, in each case substantially in the form attached hereto as Annex III.

(j) At the Closing Date, the Shares shall have been approved for listing on the NYSE.

(k) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(l) Each Selling Stockholder has completed the transactions contemplated by this Agreement and the Custody Agreements, including, without limitation, delivering the Shares to the Custodian.

(m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

(n) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to Bear Stearns and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by Bear Stearns at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by Bear Stearns at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7. Indemnification.

(a) Each of the Company and the Subsidiaries (collectively, the “Indemnifying Parties”) jointly and severally, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the securities laws of any state or foreign jurisdiction or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”), or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Indemnifying Parties will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Bear Stearns expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in the second to last sentence of Section 1(a)(ii) hereof. This indemnity agreement will be in addition to any liability which the Indemnifying Parties may otherwise have, including but not limited to other liability under this Agreement.

(b) The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the securities laws of any state or foreign jurisdiction or otherwise or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with: information provided in writing by such Selling Stockholder to the Company specifically for inclusion in the Registration Statement or the Prospectus provided, however, in no case shall a Selling Stockholder be liable or responsible for any amount in excess of the net proceeds from the sale of the Shares being sold by such Selling Stockholder hereunder. This indemnity will be in addition to any liability which such Selling Stockholder may otherwise have, including but not limited to other liability under this Agreement.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Indemnifying Parties, each of the directors of the Indemnifying Parties, each of the officers of the Company who shall have signed the Registration Statement, each other person, if any, who controls the Indemnifying Parties within the meaning of Section 15 of the Securities Act and each Selling Stockholder (and its respective Parent Company), against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the securities laws of any state or foreign jurisdiction or otherwise or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Indemnifying Parties by or on behalf of any Underwriter through Bear Stearns specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement. The Indemnifying Parties acknowledge and agree that the Underwriters information consists solely of the material included in paragraphs 4, 11 and 12 under the caption “Underwriting” in the Prospectus.

(d) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Indemnifying Parties and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Indemnifying Parties, any contribution received by the Indemnifying Parties from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Indemnifying Parties within the meaning of Section 15 of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Indemnifying Parties) as incurred to which the Indemnifying Parties and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Indemnifying Parties, on the one hand, and the Underwriters from the Offering, on the other hand, or, if such allocation is not permitted by applicable law, in such proportion as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Indemnifying Parties, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Indemnifying Parties and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received, directly and indirectly, by the Indemnifying Parties bears to (y) the underwriting discount or commissions received by Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Indemnifying Parties and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Parties, on the one hand, or the Underwriters on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Indemnifying Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters and the Indemnifying Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no Selling Stockholder shall be liable or responsible for any amount in excess of the net proceeds from the sale of the Shares being sold by such Selling Stockholder hereunder and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter or any Indemnifying Party within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Indemnifying Party within the meaning of Section 15 of the Securities Act, each officer of the Company who shall have signed the Registration Statement and each director of the Indemnifying Party shall have the same rights to contribution as such Indemnifying Party, subject in each case to clauses (i), (ii) and (iii) of the immediately preceding sentence.

Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

The Selling Stockholders shall not be liable pursuant to Sections 7 or 8 of this Agreement unless and until the Underwriters have made written demand on the Company for payment under such Sections which shall not have been paid by the Company within ninety days after receipt of such demand. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

9. Guarantees of Obligations of Certain Selling Stockholders.

(a) UPC Technology Corporation, the parent company of Constant, a Selling Stockholder, hereby acknowledges the benefits received as a result of the sale of the Shares by Constant and irrevocably and unconditionally guarantees to each of the Underwriters the compliance by Constant with each representation, warranty, covenant and agreement of Constant hereunder, including without limitation the indemnification obligations of Constant under Section 7 and the obligation to pay expenses under Section 5. In no case shall UPC Technology Corporation be liable or responsible for any amount in excess of the net proceeds from the sale of the Shares being sold by Constant hereunder pursuant to this Section 9(a) and UPC Technology Corporation shall not be liable for or otherwise guarantee the obligations of any Selling Stockholder other than Constant. Furthermore, any amount to be paid by UPC Technology Corporation pursuant to this Section 9(a) shall be reduced by the amount, if any, actually paid by Constant to the Underwriters in accordance with this Agreement.

(b) MiTAC International, the parent company of Silver Star, a Selling Stockholder, hereby acknowledges the benefits received as a result of the sale of the Shares by Silver Star and irrevocably and unconditionally guarantees to each of the Underwriters the compliance by Silver Star with each representation, warranty, covenant and agreement of Silver Star hereunder, including without limitation the indemnification obligations of Silver Star under Section 7 and the obligation to pay expenses under Section 5. In no case shall MiTAC International be liable or responsible for any amount in excess of the net proceeds from the sale of the Shares being sold by Silver Star hereunder pursuant to this Section 9(b) and MiTAC International shall not be liable for or otherwise guarantee the obligations of any Selling Stockholder other than Silver Star. Furthermore, any amount to be paid by MiTAC International pursuant to this Section 9(b) shall be reduced by the amount, if any, actually paid by Silver Star to the Underwriters in accordance with this Agreement.

(c) Synnex Technology International, the parent company of Peer Developments Ltd. (“Peer”), a Selling Stockholder, hereby acknowledge the benefits received as a result of the sale of the Shares by Peer and irrevocably and unconditionally guarantee to each of the Underwriters the compliance by Peer with each representation, warranty, covenant and agreement of Peer hereunder, including without limitation the indemnification obligations of Peer under Section 7 and the obligation to pay expenses under Section 5. In no case shall Synnex Technology International be liable or responsible for any amount in excess of the net proceeds from the sale of the Shares being sold by Peer hereunder pursuant to this Section 9(c) and Synnex Technology International shall not be liable for or otherwise guarantee the obligations of any Selling Stockholder other than Peer. Furthermore, any amount to be paid by Synnex Technology International pursuant to this Section 9(c) shall be reduced by the amount, if any, actually paid by Peer to the Underwriters in accordance with this Agreement.

10. Default by an Underwriter.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by Bear Stearns pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule II hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

(b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, Bear Stearns may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default Bear Stearns does not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase, and of the Company and the Additional Selling Stockholders to sell, the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Additional Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, Bear Stearns or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters or the Indemnifying Parties contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of any Indemnifying Party, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters; provided, however, that the indemnification agreements contained in Section 7 and the guarantees contained in Section 9 of MiTAC

International shall terminate with respect to any demand that has not been asserted by the Underwriters against such party prior to the fifth anniversary of the date hereof. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 9 and 11 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

12. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of (i) receipt by Bear Stearns and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Indemnifying Parties or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying Bear Stearns or by Bear Stearns notifying the Company. Notwithstanding any termination of this Agreement, the provisions of this Section 12 and of Sections 5, 7, 8, 9, 11 and 14 through 19, inclusive, shall be in full force and effect at all times after the execution hereof.

(b) Bear Stearns shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of Bear Stearns will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (B) if trading on the NYSE or The NASDAQ National Market (the “NASDAQ”) shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii), in the judgment of Bear Stearns, makes it impracticable or inadvisable to proceed with the Offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 12 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by Bear Stearns as provided in Section 12(a) hereof or (ii) Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company and such Selling Stockholder will, subject to demand by Bear Stearns, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

13. Failure of the Selling Stockholders to Sell Shares. If one or more of the Selling Stockholders fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholder at the Closing Date pursuant to this Agreement, and, to the extent applicable, the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule I hereto, then the Underwriters may at their option, by written notice from Bear Stearns to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 5, 7 and 8 hereof, the Company or the Selling Stockholders, or (ii) purchase the Shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. Nothing in this Agreement shall relieve a defaulting Selling Stockholder of its liability, if any, for damages occasioned by its default hereunder. If one or more of the Selling Stockholders fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholder at the Closing Date or the Additional Closing Date pursuant to this Agreement, then the Underwriters shall have the right, by written notice from Bear Stearns to the Company and the Selling Stockholders, to postpone the Closing Date or the Additional Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Equity Capital Markets, with a copy to Underwriter’s Counsel at Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 1100, Palo Alto, California 94301, Attention: Gregory C. Smith, Esq.;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Secretary, with a copy to Pillsbury Winthrop LLP, Attn: Jorge del Calvo, Esq., 2550 Hanover Street, Palo Alto, CA 94304-1115;

(c) if sent to the Selling Stockholders shall be mailed, delivered, or faxed and confirmed in writing to SYNNEX Corporation, 44201 Nobel Drive, Fremont, CA 94538, with a copy to Pillsbury Winthrop, at the address noted above, Attn: Jorge del Calvo, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

15. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters and the Indemnifying Parties, and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

16. No Fiduciary Relationship. The Company and each of the Selling Stockholders acknowledges and agrees that (i) the purchase and sale of the Shares and the negotiation of the terms of such transaction (including the purchase price of the Shares) pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, each of which is a sophisticated party represented by counsel; (ii) in connection therewith, and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or of any Selling Stockholder; (iii) no Underwriter has assumed any fiduciary, advisory or agency relationship in favor of the Company or of the Selling Stockholders with respect to the offering contemplated by this Agreement or the process leading to such transaction (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or to the Selling Stockholders except the obligations expressly set forth in this Agreement, the terms of which were negotiated at arm’s length between sophisticated parties represented by counsel; and (iv) each of the Company and the Selling Stockholders has consulted its own legal, tax, accounting and financial advisors to the extent it deemed appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters. The Company and each of the Selling Stockholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or to the Selling Stockholders, in connection with such transactions or the process leading thereto.

17. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Indemnifying Parties irrevocably (a) submit to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agree that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waive, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agree not to commence any Proceeding other than in such courts, and (e) waive, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. The Indemnifying Parties, the Selling Stockholders, MiTAC International, UPC Technology Corporation and SYNNEX Technology International hereby irrevocably designate CT Corporation System Inc, 111 Eighth Avenue, New York New York 10011 as agent upon whom process against such parties may be served. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement. EACH OF THE INDEMNIFYING PARTIES (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

SYNNEX CORPORATION

By:
Name:
Title:

CONSTANT HOLDINGS LIMITED

By:
Name:
Title:

PEER DEVELOPMENTS LIMITED

By:
Name:
Title:

SILVER STAR DEVELOPMENTS LIMITED

By:
Name:
Title:

MiTAC INTERNATIONAL CORPORATION

By:
Name:
Title:

UPC TECHNOLOGY CORPORATION

By:
Name:
Title:

SYNNEX TECHNOLOGY INTERNATIONAL

By:
Name:
Title:

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.

CITIGROUP GLOBAL MARKETS INC.

RAYMOND JAMES & ASSOCIATES, INC.

BANC OF AMERICA SECURITIES LLC

By:	Bear, Stearns & Co., Inc.

By:
Name:
Title:

On behalf of themselves and the other

Underwriters named in Schedule II hereto.

SCHEDULE I

Name of Selling Stockholder	Total Number of Firm Shares to be Sold	Total Number of Additional Shares to be Sold if Option is Fully Exercised
Silver Star Developments Ltd.
Constant Holdings Limited

Total

SCHEDULE II

Name of Underwriter	Total Number of Firm Shares to be Purchased	Total Number of Additional Shares to be Purchased if Option is Fully Exercised
Bear, Stearns & Co. Inc.
Citigroup Global Markets
Raymond James & Associates, Inc.
Banc of America Securities LLC
Total

EXHIBIT A

Subsidiaries

1.	Computerland Corporation

2.	License Online, Inc.

3.	MiTAC Industrial Corporation

4.	SENNEX Enterprises Ltd.

5.	SIT Funding Corporation

6.	SYNNEX Canada Ltd.

7.	SYNNEX de Mexico

8.	SYNNEX Info. Tech (China) Ltd.

9.	SYNNEX Info. Tech (UK) Ltd.

10.	SYNNEX K.K.

ANNEX I

Form of Opinion of Company Counsel

(i) Each of the Company and the significant Subsidiaries1 has been duly organized and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the significant Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction listed on Schedule A.

(ii) As of the date specified therein, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization”. All of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly and validly authorized and issued, are fully paid and non-assessable, and, to such counsel’s knowledge, at the time of issuance, such stock and other securities of the company were not issued in violation of or subject to any statutory preemptive rights or preemptive rights provided for in the Company’s certificate of incorporation or bylaws or, to such counsel’s knowledge, contractual preemptive rights except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Common Stock and the Shares conform as to legal matters to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Prospectus as of the date specified therein, neither the Company nor any Subsidiary has any outstanding securities, including, without limitation, any contracts or commitments to issue or sell, any securities.

(iii) The Shares to be sold under this Agreement to the Underwriters are duly authorized for listing on the NYSE.

(iv) To such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject that are required to be disclosed in the Prospectus.

(v) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

(vi) The execution, delivery, and performance of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement, lease or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of the Subsidiaries is a party and which are detailed in a Schedule to such opinion or by which any of the Company or any of the

[1]	Company will need rely on foreign counsel to provide separate opinion for SYNNEX Canada Ltd.

Subsidiaries or their respective properties or assets may be bound or (B) violate, conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of any of the Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, law, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets.

(vii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets is required to be made or obtained by the Company for the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the NASD.

(viii) The Registration Statement and Prospectus and any further amendments or supplements thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial data derived therefrom and included therein, as to which no opinion or statement need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations. In passing upon the compliance as to form of the Registration Statement and the Prospectus, counsel may assume that the statements made therein are correct and complete.

(ix) The statements under the captions “Description of Capital Stock, and “Certain Transactions” in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects, the information called for with respect to such legal matters, documents and proceedings.

(x) The Company is not, and immediately after giving effect to the offering and sale of the Shares will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(xi) The Registration Statement has been declared effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

(xii) To the knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

In addition, such opinion shall also contain a statement that during the course of preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with officers and other representatives of the Company at which the contents of the Registration Statement and the Prospectus and other related matters were discussed. Although such counsel is not passing upon and has not independently checked or verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that, as of the effective date of the Registration Statement, the Registration Statement (except as to the financial statements, including the notes thereto and related schedules, and the other financial, statistical and accounting data derived therefrom and included therein or that should have been included therein, as to which such counsel is not called upon to and does not advise you) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date or as of the date hereof, the Prospectus (except in each such case as to the financial statements, including the notes thereto and related schedules, and the other financial, statistical and accounting data derived therefrom and included therein or that should have been included therein, as to which such counsel is not called upon to and does not advise you) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ANNEX II

Form of Opinion of Counsel for Each Selling Stockholder

(i) Such Selling Stockholder had valid and unencumbered title to the Shares delivered by such Selling Stockholder on the Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Shares delivered by such Selling Stockholder on the Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Shares purchased by them from such Selling Stockholders on the Closing Date hereunder, free of adverse claim or interest.

(ii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

(iii) The execution, delivery and performance of the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not contravene or conflict with, result in a breach of, or constitute a default under, or require consent of any other party to any agreement or instrument to which such Selling Stockholder is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

(iv) The Power of Attorney and related Custody Agreement with respect to such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(v) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

ANNEX III

Form of Lock-Up Agreement

October [•], 2005

BEAR, STEARNS & CO. INC.

CITIGROUP GLOBAL MARKETS

RAYMOND JAMES & ASSOCIATES LLC

BANC OF AMERICA SECURITIES LLC

    as Representatives of the several Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

SYNNEX Corporation Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by SYNNEX Corporation a Delaware corporation (the “Company”), of its common stock, $.001 par value (the “Stock”).

In order to induce you and the other underwriters for which you act as representatives (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security. Notwithstanding the foregoing, (i) the undersigned may transfer Relevant Securities by bona fide gift, will or intestate succession, (ii) the undersigned may transfer Relevant Securities to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, and (iii) if the undersigned is a partnership, limited liability company or corporation, the undersigned may make a general distribution of Relevant Securities to its partners, members or stockholders, provided as to each (i), (ii) and (iii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto. For the purpose of this Agreement, “immediate family” shall mean the spouse or children of the undersigned.

In addition, this Agreement shall not restrict the sale or other disposition of Relevant Securities that are acquired by the undersigned in the open market after the Offering is priced, provided that any such sale or other disposition fully complies with, and is not required to be disclosed or reported under, applicable law (including but not limited to Section 16 under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder).

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the share register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the share register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

This Agreement shall terminate if the Offering has not been consummated by March 30, 2006.

Very truly yours,

By:
Print Name: